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                                                                Exhibit 23.2





                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-53914, 333-91899, 333-68887 and 333-71713) and
on Form S-8 (No. 333-79533, 333-42465, 333-68447, 333-58691 and 333-52697) of
Level 3 Communications, Inc. of our report dated March 8, 2000 relating to the financial statements and financial statement schedules of RCN Corporation and Subsidiaries as of December 31, 1999 and 1998, which is incorporated by reference in this Form 10-K.


                                              /s/ PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
March 6, 2001